EXHIBIT 10.3
                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is entered into as of the 15th day of August, 1996 by and between Fill-Mor Holding, Inc. ("Pledgor"), a Delaware corporation and wholly-owned subsidiary of ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA" ) and Manufacturers Bank, an Illinois state banking corporation with main offices in Chicago, Illinois ("Lender").

                                   WITNESSETH:

         WHEREAS, Pledgor is the owner of those shares of common stock more fully described on Exhibit A attached hereto and by this reference incorporated herein (the "Pledged Shares");

         WHEREAS, Lender has agreed to make a loan in the amount of $2,500,000 (the "Loan"), to Fill-Mor to be evidenced by Pledgor's Term Loan Promissory Note of even date herewith in said principal amount, payable to the order of Lender with interest as therein described (such Term Loan Promissory Note, together with any and all renewals, extensions, replacements, supplements or additional notes are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Lender has required as a condition, among others, to making the Loan, and in order to secure the prompt and complete payment, observance and performance of all of Pledgor's obligations and liabilities hereunder, under the Note and Loan Agreement of even date herewith by and among Pledgor, Lender and ARTRA (the "Loan Agreement") and under all of the other instruments, documents and agreements executed and delivered by Pledgor to Lender from time to time in connection with the Loan, that Pledgor execute and deliver to Lender, this Stock Pledge Agreement pledging to Lender as security for the Loan the Pledged Shares, and

         WHEREAS, capitalized terms used herein, if not defined, shall have the meaning assigned to them in the Loan Agreement.

         NOW, THEREFORE, for and in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Security Interest. To secure the prompt payment and performance of the following (hereinafter collectively, the "Obligations"): (a) the prompt payment and performance of the Note (and all extensions, renewals, modifications or refinancings thereof or thereto), and all other amounts, liabilities and obligations now or hereafter owed by Fill-Mor under the Loan Documents; and (b) the prompt performance, observance and accuracy of Pledgor's covenants, warranties and representations contained herein; and (c) all advances made by Lender to pay or discharge any other lien, security interest or encumbrance upon the Pledged Collateral (as hereinafter defined); and (d) all advances made by Lender to protect the Pledged Collateral and/or Lender's security interest therein; and (e) all costs and expense incurred by the Lender in the collection of the Obligations and any other obligation or indebtedness secured hereby, including reasonable attorneys' fees and legal expenses, Pledgor hereby pledges, assigns and delivers to Lender and grants to Lender a first priority security interest in the Pledged Shares and in all cash, securities, distributions, share dividends, payments, rights and other property at any time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, shares issued as a result of any reclassifications, split-up or any other corporate reorganization, and all proceeds of the foregoing described collateral, of every kind and nature whatsoever (hereinafter, all of the foregoing shall be referred to collectively as the "Pledged Collateral"). Pledgor shall deliver promptly to Lender, in the exact form received, all such securities or other property which comes into the possession, custody or control of Pledgor. Pledgor agrees to execute and deliver to Lender (i) stock powers appropriately endorsed in blank, with respect to the Pledged Shares and (ii) such other documents of transfer as Lender may from time to time request to enable Lender to transfer the Pledged Shares and the other Pledged Collateral into its name or the name of its nominee.

         2. Perfection of Security Interest. Pledgor agrees (1) immediately to deliver to Lender all certificates evidencing any of the Pledged Collateral which may at any time come into the possession of Pledgor, (ii) to instruct each "financial intermediary" (as defined in the Uniform Commercial Code of the State of Illinois) with whom Pledgor maintains an account reflecting Pledgor's ownership of any of the Pledged Collateral to note Lender's security interest in such Pledged Collateral on the books and records of such financial intermediary,
(iii) to execute and deliver a notice of Lender's security interest in the Pledged Collateral (which notice shall be satisfactory in form and substance to Lender and may reasonably request acknowledgment from the addressee) to each third party which either has possession of the Pledged Collateral or any certificates evidencing any of the Pledged Collateral or otherwise has the ability under applicable law to transfer ownership of any of the Pledged Collateral (whether at the direction of Pledgor or otherwise), (iv) to execute and deliver to Lender such financing statements as Lender may reasonably request with respect to the Pledged Collateral, and (v) to take such other steps as Lender may from time to time reasonably request to perfect Lender's security interest in the Pledged Collateral under applicable law. Pledgor hereby appoints Lender, upon or at any time after the occurrence and during the continuance of any Event of Default, as hereinafter defined, as its attorney in-fact, with authority at any time or times to take any of the foregoing actions on behalf of Pledgor. The Pledgor agrees that this Agreement or a photocopy of this Agreement shall be sufficient as a financing statement.

         3. Voting Rights. During the term of this Agreement, and so long as no Event of Default has occurred and is continuing, Pledgor shall have the right to vote the Pledged Shares and exercise any voting rights pertaining to the Pledged Collateral (which may, subject to any registration of Lender's security interest pursuant to Paragraph 2 above, be registered on the books and records of the issuer in Pledgor's name except as otherwise provided in Paragraph 7 below), and to give consents, ratifications and waivers with respect thereto, on all corporate questions for all purposes not inconsistent with the terms of any agreements and documents executed in connection with the transactions contemplated thereby. The Lender shall, at the request of Pledgor, provide Pledgor with appropriate proxies and any other documents necessary or appropriate to permit Pledgor to exercise the rights set forth in the preceding sentence. Upon or at any time after the occurrence and during the continuance of an Event of Default, Lender shall be entitled, at Lender's option and following written notice from Lender to Pledgor, to exercise all voting powers pertaining to the Pledged Collateral.

         4. Dividends and Other Distributions. By written direction in form and substance acceptable to Lender, Pledgor shall cause the issuer of the Pledged Shares to remit all dividends and other distributions payable with respect to the Pledged Collateral directly to Lender. With respect to cash dividends, Lender shall apply such dividends to the Obligations of Pledgor in such manner as Lender, in its sole discretion, shall determine. With respect to dividends or distributions other than cash, such dividend or distribution shall be held by Lender as additional collateral; and shall, upon receipt by Lender, become part of the Pledged Collateral. Pledgor shall promptly remit to Lender any such dividend or other distribution paid to Pledgor, and until so paid to Lender, Pledgor shall hold such dividend or other distribution in trust for Lender.

         5. Representations. Pledgor warrants and represents to Lender as follows:

                  (a) Pledgor is, and at the time of delivery of the Pledged Shares to Lender pursuant to Section 1 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien (except for the lien created by this Agreement), claim, encumbrance, covenant or restrictions of any kind (except restrictions imposed by Federal and state securities laws on the sale thereof described in subsection (f) below) thereon or affecting the title thereto,;

                  (b) All of the Pledged Shares have been duly authorized, validly issued are fully paid and non-assessable, and were acquired by Pledgor more than two (2) years prior to the date hereof;

                  (c) Pledgor has the right and requisite authority and has taken all required corporate actions to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Lender as provided herein;

                  (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (e) No consent, approval, authorization or other order of any person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (f) Upon foreclosure by Lender of the Pledged Shares, Lender shall be able to sell the Pledged Shares free of registration, subject to the volume limitations of Rule 144 of the Rules of the Securities and Exchange Commission ("Rule 144"), as promulgated under the Securities Act.

                  (g) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable in according with its terms;

                  (h) Pledgor is a corporation duly organized, validly existing, and in good standing in the State of Delaware, has full corporate power to own its properties, to carry on its businesses, to execute, deliver and perform the transactions under this Agreement and is duly qualified to do business and in good standing in each jurisdiction in which the character of its properties or transactions material to its business makes such qualification necessary;

                  (i) Pledgor has no assets, other than shares of Common Stock of Comforce Corporation, including the Pledged Shares, no liabilities or obligations of any kind (other than those incurred in connection with the Loan) and no creditors except Lender;

         (j) The stock powers delivered in connection with the Pledged Shares are duly executed and give Lender the authority they purport to confer. The representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement.

        6. Subsequent Changes Affecting Pledged Collateral. Pledgor represents to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Lender may, upon or at any time after the occurrence of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.


        7. Registration. In the event that registration under or compliance in any way with the Securities Act of 1933 or any similar federal or state law is required with respect to the securities included in the Pledged Collateral prior to the sale thereof by Lender, Pledgor will use its best efforts to cause such registration to be effectively made, at no expense to Lender, and to continue such registration effective for such time as may be reasonably necessary in the opinion of Lender and will reimburse Lender for any expense incurred by Lender, including, without limitation, reasonable attorneys and accountants fees and expenses in connection therewith. Upon an Event of Default, should Lender determine that, prior to a public offering of any securities contained in the Pledged Collateral by Lender, such securities should be registered under the Securities Act of 1933 and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, then Pledgor agrees that it will be commercially reasonable if a private sale, upon at least ten (10) days notice to Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained may be substantially less than prices which might be quoted for such security on any market exchange, if such securities had been registered and were available on a market or exchange.

         8. Pledged Shares Adjustments. In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any issuer of the Pledged Shares (including, without limitation, the issuance of additional shares of capital stock by any such issuer), then Lender shall have a security interest in all new, substituted and additional shares or other securities so issued, or acquired by Pledgor by reason of any such change or exercise, and such shares or other securities shall become part of the Pledged Collateral.

         9. Events of Defaults. Each of the following shall constitute an "Event of Default" hereunder:

         (a) The Pledgor shall fail to pay when due any of the Obligations, including any principal or interest due on the Note, and such failure shall not be fully cured within three (3) Business Days thereafter;.

         (b) Lender shall fail to have an enforceable first lien on, or security interest in, any of the Pledged Collateral.

         (c) Any of the representations and warranties of Pledgor contained herein shall be false or misleading.

         (d) Pledgor fails or neglects to perform, keep or observe any of its covenants, conditions or agreements contained in this Agreement or any of the other Loan Documents, and such failure to perform, keep, or observe, as the case may be, shall not be fully cured within seven (7) Business Days thereafter.

         (e) An Event of Default (as defined in the Loan Agreement) shall occur or a default shall occur under any of the other Loan Documents.

         10. Event of Default Remedies. Lender may, upon or at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Pledged Collateral or any part thereof into its name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. Except as otherwise limited herein, Lender shall have, in addition to the foregoing and any other rights given under this Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. In addition, following the occurrence and during the continuance of a Event of Default, Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Lender or which Lender shall otherwise have the ability to transfer under applicable law, Lender may, in its sole discretion, without notice except as specified below, following the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange or broker's board or at public or private sale, in one or more sales or lots, at such price as Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made.

Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if five (5) days notice of such sale or disposition is provided to Pledgor. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Lender may, in its own name or in the name of a designee or nominee, buy all or any part of the Pledged Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Pledged Collateral at any private sale. Pledgor will pay to Lender all its reasonable expenses (including, without limitation, court costs and reasonable attorneys and paralegals fees and expenses of, or incident to,
(i) the custody or preservation of, or the sale or collection of or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of Lender hereunder, or (iii) the failure by Pledgor to perform or observe any provision hereof. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after the occurrence of an Event of Default, Pledgor agrees that after the occurrence and during the continuance of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral, and if Lender solicits such offers from not less than four (4) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

         Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the sole discretion of Lender, be applied by Lender against all or any part of the Obligations. Any surplus remaining after application of cash proceeds and payments in full of the Obligations shall be paid to Pledgor. In the event of a deficiency, Pledgor shall pay the deficiency to Lender forthwith.

         11. Term. This Agreement shall remain in full force and effect until all of the Obligations shall have been paid in full, at which time Lender, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of Lender and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Lender hereunder.

         12. Lender's Exercise of Rights and Remedies upon the Occurrence and during the Continuance of an Event of Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that, upon the occurrence and during the continuance of an Event of Default, Lender may exercise any of the rights and remedies provided in this Agreement, the Loan Agreement, or any other agreement, document or instrument executed in connection with the transactions contemplated hereby, subject, however, to any applicable notice requirements provided for in this Agreement.

         13. Covenants. Pledgor covenants and agrees that up to and through the date on which this Agreement terminates:

         (a)Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, exchange or otherwise encumber or restrict any of its rights in or to the Pledged Collateral pledged or any unpaid dividends or other distributions or payments with respect thereto or grant a security interest in any therein except to Lender.

         (b)Pledgor has and will defend the title to the Pledged Collateral and the lien of Lender thereon against the claim of any person and will maintain and preserve such lien until the termination of the pledge hereunder.

         14. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

         15. Put Agreement. This Agreement may be assigned by Lender to Peer Pedersen ("Pedersen") pursuant to and in accordance with that certain Purchase, Sale and Put Agreement dated August 15, 1996 by and between ARTRA, Pledgor, Lender and Pedersen.

         16. Successors and Assigns. This Agreement and all obligations of Pledgor hereunder shall be binding upon its successors and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and its successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender under the this Agreement.

         17. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         18. Further Assurances. Pledgor agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, and documents, and will take all such other reasonable action, including, without limitation, the filing of financing statements, as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof.

         19. Lender's Duty. Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with Lender's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Pledged Collateral which is in the physical possession of Lender. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall be added to the Obligations secured hereby.

         20. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answerback addressed as listed in Paragraph 21 below:


         21.      Notice Addresses.

                  If to Pledgor:

                           Fill-Mor Holding, Inc.
                           c/o ARTRA GROUP Incorporated
                           500 Central Avenue
                           Northfield, IL 60093
                           Attn:    Peter R. Harvey
                           telephone: (847) 441-6650
                           fax (847) 441-6959


                  with a copy to:

                           Marcus, Steer & Freibrun
                           Hyatt Deerfied Business Campus
                           102 Wilmot Road, Suite 190
                           Deerfield, IL 60015
                           Attn:    Jay Marcus, Esq.
                           telephone (847) 940-0060
                           fax (847) 940-0061

                  If to Lender:

                           Manufacturers Bank
                           1200 N. Ashland Avenue
                           Chicago, IL 60622-2298
                           Attn:    Tom Panos
                                    Debbie Domovich
                           telephone (312) 278-4040
                           fax (312)

                  with a copy to:

                           Kwiatt, Silverman & Ruben, Ltd.
                           500 N. Central Avenue
                           Northfield, IL 60093
                           Attn:    Philip E. Ruben, Esq.
                           telephone (847) 441-7676
                           fax (847) 441-7696

                           Cohen, Cohen & Salk, P.C.
                           630 Dundee Road, Suite 120
                           Northbrook, IL 60062
                           Attn:    Bennett L. Cohen
                           telephone (847) 480-7800
                           fax (847) 480-7882

         22. Counterparts. This Agreement may be executed in any number of separate counterparts, which shall collectively constitute one and the same agreement.

         23. Section Headings. The descriptive headings of the sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.


Consent to Jurisdiction. The Pledgor agrees that, subject to the Lender's sole and absolute election, all legal actions or proceedings in any manner or respect arising out of or related to this Pledgor shall be brought and litigated only in courts having situs in Cook County, Illinois; and the Pledgor hereby consents to and submits to the jurisdiction of any local, state or federal court located within Cook County, and the Pledgor hereby waives any right the Pledgor may have to transfer or change the venue of any such legal action or proceeding.

Waiver of Jury Trial. The Pledgor waives irrevocably the right to a trial by jury in any action or proceeding to enforce or defend any rights (a) under this Agreement any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (b) arising from any banking relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.


         IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement as of the date first above written.


                                                 PLEDGOR:

                                                 FILL-MOR HOLDING, INC.


                                                 By:___________________________
                                                 Its: _________________________



                                                 LENDER:

                                                 MANUFACTURERS BANK


                                                 By: __________________________
                                                 Its: _________________________

                                    EXHIBIT A
                                       to
                                PLEDGE AGREEMENT



                          Description of Pledged Shares


Issuer                         No. of Shares   Class of Shares   Certificate No.
- ------                         -------------   ---------------   ---------------
Comforce Corporation              100,000          Common            CC0144
Comforce Corporation              100,000          Common            CC0145
Comforce Corporation              100,000          Common            CC0146
Comforce Corporation              100,000          Common            CC0147
Comforce Corporation              100,000          Common            CC0148
Comforce Corporation              100,000          Common            CC0149
Comforce Corporation              100,000          Common            CC0150
Comforce Corporation              100,000          Common            CC0151
                     TOTAL        800,000